UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2018

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota

55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On January 8, 2018, The Mosaic Company (“Mosaic”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial 8-K”) reporting the completion of Mosaic’s acquisition of Vale Fertilizantes S.A. (“Vale Fertilizantes”), a “carve-out” entity from Vale S.A. Mosaic is filing this Amendment No. 1 (this “Amendment No. 1”) to include the audited and unaudited financial statements of Vale Fertilizantes required by Item 9.01 of Form 8-K and other pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The unaudited interim condensed consolidated financial statements of Vale Fertilizantes as of and for the nine months ended September 30, 2017 and September 30, 2016, respectively, are attached as Exhibit 99.1 hereto and incorporated herein by reference. The audited consolidated financial statements of Vale Fertilizantes as of and for the year ended December 31, 2016 and unaudited consolidated financial statements of Vale Fertilizantes as of December 31, 2015 are attached as Exhibit 99.2 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 30 2017, and the unaudited pro forma condensed combined statements of earnings for the nine months ended September 30, 2017 and year ended December 31, 2016, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Vale Fertilizantes, are attached as Exhibit 99.3 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors of Vale Fertilizantes S.A.
99.1	Unaudited interim condensed consolidated financial statements of Vale Fertilizantes S.A. as of and for the nine months ended September 30, 2017 and September 30, 2016
99.2
Audited consolidated financial statements of Vale Fertilizantes S.A. as of and for the year ended December 31, 2016 and unaudited consolidated financial statements as of and for the year ended December 31, 2015

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: March 26, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel and Corporate Secretary